                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 31, 2000

                                  S2 GOLF INC.
               (Exact Name of Registrant as Specified in Charter)

New Jersey                                                    22-2388568
----------                                                    ----------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

18 Gloria Lane, Fairfield, NJ                                    07004
-----------------------------                                    -----
(Address of Principal Executive Office)                        (Zip Code)

                                 (973) 227-7783
                                 --------------
              (Registrant's telephone number, including area code)

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K (the "Form 8-K") of S2 Golf Inc., a New Jersey corporation (the "Registrant") for the event dated July 31, 2000, as filed with the Securities and Exchange Commission on August 14, 2000.

                                Table of Contents
                                -----------------

                                                                                                    Page
                                                                                                    ----

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Financial Statements of Business Acquired                                                     2
--     -----------------------------------------

       Part 1:  Audited Financial Statements                                                         2

              Report of Independent Public Accountants                                               3

              Statement of Assets and Liabilities as of July 31, 2000                                4

              Statements of Net Sales and Product Contribution (Loss)
              for the Years ended September 30, 1999 and 1998                                        6

              Notes to Audited Financial Statements                                                  7

       Part 2:  Unaudited Financial Statements                                                       8

              Unaudited Statements of Net Sales and Product Contribution

              for the Nine Months ended June 30, 2000                                                8

              Notes to Unaudited Financial Statements                                                9

(b)    Pro Forma Financial Information                                                              10
       -------------------------------

              Unaudited Pro Forma Consolidated Condensed Balance Sheet as of                        12

              June 30, 2000

              Notes to Pro Forma Consolidated Balance Sheet                                         13

              Unaudited Pro Forma Consolidated Condensed Statements of Operations                   14
              for the six months ended June 30, 2000 and the year ended
              December 31, 1999

              Notes to Pro Forma Consolidated Condensed Statements of                               16
              Operations

SIGNATURES                                                                                          17

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         1. The following audited financial statements of Nancy Lopez Golf, a product line of The Arnold Palmer Company, are filed herewith as Part 1 of Item 7(a):

                  (a)      Report of Independent Accountants;

                  (b) Statement of Assets and Liabilities as of July 31, 2000;

                  (c)      Statements of Net Sales and Product Contribution
                           (Loss) for the Years ended September 30, 1999 and 1998; and

                  (d)      Notes to Audited Financial Statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Arnold Palmer Golf Company:


We have audited the accompanying statement of assets and liabilities as of July 31, 2000, and the statements of net sales and product contribution (loss) for the years ended September 30, 1999 and 1998, of NANCY LOPEZ GOLF (the "Product"), a product line of THE ARNOLD PALMER GOLF COMPANY (the "Company"). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities and the statements of net sales and product contribution (loss) are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements reflect the assets and liabilities and the net sales and product contribution (loss) attributable to the product line as described in Note 2 and are not intended to be a complete presentation of the product line's assets, liabilities, revenues, or expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the product line as described in Note 2 as of July 31, 2000 and the net sales and product contribution (loss) of the product line as described in Note 2 for the years ended September 30, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP


Chattanooga, Tennessee

August 25, 2000

                                NANCY LOPEZ GOLF

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JULY 31, 2000

CURRENT ASSETS:
    Accounts receivable, net of reserve of $38,756                  $ 1,139,988
    Inventories                                                         836,383
    Prepaid expenses                                                     16,667
                                                                    -----------
              Total current assets                                    1,993,038
                                                                    -----------

PROPERTY, PLANT, AND EQUIPMENT:
    Furniture and fixtures                                              779,565
    Less accumulated depreciation                                      (476,014)
                                                                    -----------
                                                                        303,551
                                                                    -----------
              Total assets                                          $ 2,296,589
                                                                    ===========


LIABILITIES:
    Accounts payable                                                $    65,834
    Accrued liabilities                                                  44,484
                                                                    -----------
              Total liabilities                                     $   110,318
                                                                    ===========

              Assets less liabilities                               $ 2,186,271
                                                                    ===========









   The accompanying notes are an integral part of these financial statements.

                                NANCY LOPEZ GOLF

            STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION (LOSS)

                               FOR THE YEARS ENDED

                           SEPTEMBER 30, 1999 AND 1998

                                                      1999             1998
                                                  -----------       -----------
NET SALES                                         $ 3,971,000       $ 3,043,000

COST OF SALES                                       2,626,000         2,076,000
                                                  -----------       -----------
GROSS MARGIN                                        1,345,000           967,000

MARKETING EXPENSES                                    639,000         1,164,000

SELLING EXPENSES                                      612,000           955,000

GENERAL AND ADMINISTRATIVE EXPENSES                 1,153,000           915,000
                                                  -----------       -----------
                                                    2,404,000         3,034,000
                                                  -----------       -----------
PRODUCT LOSS                                      $(1,059,000)      $(2,067,000)
                                                  ===========       ===========






   The accompanying notes are an integral part of these financial statements.

        -
                                NANCY LOPEZ GOLF

                      NOTES TO AUDITED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         The Arnold Palmer Golf Company (the "Company") manufactures, markets and distributes golf products, including the Nancy Lopez Golf product line (the "Product"). The Product's principal market is the United States. The Company owns, subject to certain exceptions, the exclusive worldwide right to the Nancy Lopez trade name in connection with the manufacture, sale and distribution of the Product. The Company sells primarily to retailers and golf specialty stores and grants credit to customers based on defined payment terms. The Company performs ongoing credit evaluations and generally does not require collateral. The three largest customers accounted for 12% of net sales in fiscal 1999, while the largest customer accounted for 12% of net sales in fiscal 1998.

2.       BASIS OF PRESENTATION

         The accompanying financial statements present only the assets and liabilities and the net sales and product contribution (loss) of the product line. These financial statements include all adjustments necessary for a fair presentation of the assets and liabilities at July 31, 2000 and of the net sales and product contribution (loss) for the years ended September 30, 1999 and 1998. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

         These financial statements set forth only the net sales and operational expenses attributable to the Product and do not purport to represent all the costs and expenses associated with a stand alone, separate company.

         The statement of net sales and product contribution (loss) includes amounts attributable to the manufacture, sale, promotion and advertisement of the Product. Net sales include allowances for sales returns and cash discounts. Product contribution (loss) represents net sales less cost of goods sold, marketing and selling expenses attributable to the Product. Included in product contribution is an allocation of certain general and administrative expenses estimated to be attributable to the Product. These expenses have been allocated to the Product by the Company based upon various factors which management believes are reasonable.

         No interest expense has been allocated to the product line.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE RECOGNITION

         Revenue is recognized when the Company's products are shipped to its customers.

         INVENTORIES

         Inventories are valued at the lower of cost or market using the first-in, first-out ("FIFO") method. Cost includes material, labor and factory overhead. Market is net realizable value for finished goods. For raw materials, market is replacement cost.

         Inventories at July 31, 2000 consisted of the following:

                                   Raw materials                       $366,550
                                   Finished goods                       469,833
                                                                       --------
                                                                       $836,383
                                                                       ========

         PROPERTY, PLANT, AND EQUIPMENT


         Property, plant, and equipment are recorded at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciable assets are depreciated principally using the straight-line method for financial reporting purposes over the estimated useful lives of the related assets.

         Depreciation expense was $81,000 and $121,000 in fiscal 1999 and 1998, respectively.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.       SALE OF PRODUCT LINE

         On July 31, 2000, S2 Golf Inc. acquired all of the net assets of Nancy Lopez Golf for $4.6 million in cash. Included in the sale is the promotional agreement with Nancy Lopez.

2. The following unaudited financial statements are filed herewith as Part 2 of Item 7(a):

         (a) Unaudited Statements of Net Sales and Product Contribution for the Nine Months Ended June 30, 2000

         (b)      Notes to Unaudited Financial Statements

           UNAUDITED STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION
                     FOR THE NINE MONTHS ENDED JUNE 30, 2000

                                                               2000
                                                            (Unaudited)
                                                            ----------

NET SALES                                                   $3,976,000

COST OF SALES                                                2,173,000
                                                            ----------
GROSS MARGIN                                                 1,803,000

MARKETING EXPENSES                                             392,000

SELLING EXPENSES                                               699,000

GENERAL AND ADMINISTRATIVE EXPENSES                            657,000
                                                            ----------
                                                             1,748,000
                                                            ----------

PRODUCT CONTRIBUTION                                        $   55,000
                                                            ==========


                           NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         The Arnold Palmer Golf Company (the "Company") manufactures, markets and distributes golf products, including the Nancy Lopez Golf product line (the "Product"). The Product's principal market is the United States. The Company owns, subject to certain exceptions, the exclusive worldwide right to the Nancy Lopez trade name in connection with the manufacture, sale and distribution of the Product. The Company sells primarily to retailers and golf specialty stores and grants credit to customers based on defined payment terms. The Company performs ongoing credit evaluations and generally does not require collateral.

2.       BASIS OF PRESENTATION

         These financial statements set forth only the net sales and operational expenses attributable to the Product and do not purport to represent all the costs and expenses associated with a stand alone, separate company. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

         The statement of net sales and product contribution (loss) includes amounts attributable to the manufacture, sale, promotion and advertisement of the Product. Net sales include allowances for sales returns and cash discounts. Product contribution (loss) represents net sales less cost of goods sold, marketing and selling expenses attributable to the Product. Included in product contribution is an allocation of certain general and administrative expenses estimated to be attributable to the Product. These expenses have been allocated to the Product by the Company based upon various factors which management believes are reasonable.

         No interest expense has been allocated to the product line.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE RECOGNITION

         Revenue is recognized when the Company's products are shipped to its customers.

         DEPRECIATION EXPENSE

         Depreciation expense was $225,000 in fiscal 2000.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.       SALE OF PRODUCT LINE

         On July 31, 2000, S2 Golf Inc. acquired all of the net assets of Nancy Lopez Golf for $4.6 million in cash. Included in the sale is the promotional agreement with Nancy Lopez.

(b)      Pro Forma Financial Information

On July 31, 2000, S2 Golf Inc. (the "Registrant") consummated its acquisition of substantially all of the net assets of NancyLopezGolf(TM), a product line of The Arnold Palmer Golf Company (the "Acquired Company"), subject to certain adjustments as of the time of closing.

The unaudited pro forma financial statements provided herein are based on assumptions that the Registrant believes to be reasonable (net of the estimated replacement costs), factually supportable and directly attributable to the acquisition. Such unaudited pro forma financial statements and accompanying notes should be read in conjunction with the audited financial statements of the Registrant and the related notes thereto that are included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Reports on Form 10-Q and on Form 10-Q/A for the six months ended June 30, 2000, and its Current Report on Form 8-K for the event dated July 31, 2000 as filed with the Securities and Exchange Commission on August 14, 2000 and the Financial Statements of the Acquired Company for the nine months ended June 30, 2000 and the years ended September 30, 1999 and 1998 and the respective accompanying notes thereto included in Item 7(a) of this Report.

The following pro forma financial data are not necessarily indicative of the Registrant's results of operations that might have occurred had the transaction been completed at the beginning of the periods specified, and do not purport to represent what the Registrant's consolidated results of operations might be for any future period.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2000 presented herein reflects the historical balance sheets of the Registrant and the Acquired Company, adjusted to give effect to the acquisition of substantially all of the net assets of the Acquired Company, as if the acquisition had occurred at June 30, 2000. The Unaudited Pro Forma Consolidated Condensed Balance Sheet combines the financial position of the Registrant as of June 30, 2000 and the financial position of the Acquired Company as of July 31, 2000.

The Registrant has accounted for the acquisition as a purchase and all required purchase accounting adjustments to record assets and liabilities at their estimated fair values have been made based on the actual allocation price and actual levels of the Acquired Company assets acquired and liabilities assumed on the acquisition date. The acquisition price is subject to certain adjustments. Any adjustment to the purchase price will affect the amount allocated to intangible assets and will affect the amortization of intangibles in subsequent periods.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

The Unaudited Pro Forma Consolidated Condensed Statements of Operations for the six months ended June 30, 2000 and the year ended December 31, 1999 presented herein are based on the respective historical consolidated statements of operations of the Registrant and of the Acquired Company, adjusted to give effect to the acquisition of substantially all of the net assets of the Acquired Company as if the acquisition had occurred on January 1, 1999. The unaudited Pro Forma Consolidated Condensed Statement of Operations for the six months ended June 30, 2000 and the year ended December 31, 1999 combines the results of operations of the Registrant with the results of operations of the Acquired Company.

The Unaudited Pro Forma Consolidated Condensed Statements of Operations do not reflect certain additional cost savings and synergies that management of the Registrant has identified related to areas such as vendor consolidation and research and development costs.

                                  S2 GOLF INC.
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 JUNE 30, 2000

                                                                                Nancy Lopez
                                                             S2 Golf Inc.          Golf
                                                                6/30/00           7/31/00        Adjustments (A)         Total
                                                                -------           -------        ---------------         -----

ASSETS

Current Assets

Cash                                                        $       150                                            $        150
Accounts Receivable - Net                                     3,433,751          1,139,988             79,835         4,653,574
Inventories                                                   2,886,917            836,383            150,043         3,873,343
Prepaid Expenses                                                 41,759             16,667             33,333            91,759
Deferred Income Taxes                                           202,000                                                 202,000
                                                         -----------------------------------------------------------------------
      Total Current Assets                                    6,564,577          1,993,038            263,211         8,820,826

Plant and Equipment  - Net                                      129,969            303,551           (273,595)          159,925
Non-Current Deferred Income Taxes                                59,500                                                  59,500
Goodwill                                                                                            1,983,518         1,983,518
Other Assets                                                    129,279                                                 129,279
                                                         -----------------------------------------------------------------------

      Total Assets                                          $ 6,883,325        $ 2,296,589        $ 1,973,134      $ 11,153,048
                                                         =======================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Short term Borrowings                                       $   811,331                             3,259,405      $  4,070,736
Note Payable Current                                                                                  300,000           300,000
Accounts Payable                                                664,876             65,834                              730,710
Accrued Expenses                                                628,131             44,484                              672,615
Other Current Liabilities                                        72,000                                                  72,000
                                                         -----------------------------------------------------------------------
      Total Current Liabilities                               2,176,338            110,318          3,559,405         5,846,061

Note Payable Long Term                                                                                600,000           600,000
Non-Current Liabilities                                          44,177                                                  44,177
                                                         -----------------------------------------------------------------------

      Total Liabilities                                       2,220,515            110,318          4,159,405         6,490,238
                                                         -----------------------------------------------------------------------



Shareholders' Equity

Common Stock                                                     22,201                                                  22,201
Additional Paid in Capital                                    4,042,787                                               4,042,787
Retained Earnings                                               597,822          2,186,271         (2,186,271)          597,822
                                                         -----------------------------------------------------------------------

          Total Shareholders' Equity                          4,662,810          2,186,271         (2,186,271)        4,662,810
                                                         -----------------------------------------------------------------------

          Total Liabilities and Shareholders' Equity        $ 6,883,325        $ 2,296,589        $ 1,973,134      $ 11,153,048
                                                         =======================================================================



           See accompanying notes to unaudited pro forma consolidated condensed balance sheet.

A. NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

On July 31, 2000, S2 Golf Inc. (the "Registrant") acquired from The Arnold Palmer Golf Company (the "Company") substantially all of the net assets of its Nancy Lopez Golf division, for a cash purchase price of $ 4,633,333 (the "Purchase Price"). The Purchase Price was a function of projected sales volume, with a post-closing adjustment to be based on (i) changes in the net asset value between April 29, 2000 and the closing date and (ii) realization of accounts receivable in the first six months after the closing. On the closing date the Registrant paid $ 3,000,000 of the Purchase Price to the Company, using the principal amount of a $ 900,000 term loan extended to the Registrant by PNC Bank (the "Bank") together with funds available under the Registrant's existing revolving line of credit with the Bank. On August 10, the Registrant, using funds available to it under an amendment to its existing revolving line of credit with the Bank, deposited $ 150,000 of the Purchase Price into escrow pending the final determination of the purchase price adjustment and paid to the Company $ 976,072, representing the remaining balance of the Purchase Price adjusted pursuant to a mutual agreement of the parties in anticipation of the post-closing purchase price adjustment.

Calculation of Acquisition Cost:

     Purchase Price before adjustment                               $ 4,633,333

     Less adjustment of changes in net asset value                     (473,928)
                                                                    -----------

     Purchase price at closing, July 31, 2000                       $ 4,159,405

     Less Net Assets Acquired                                        (2,175,887)
                                                                    -----------

     Excess cost over fair value                                    $ 1,983,518
                                                                    ===========


Allocation of purchase price:
     Account Receivable                                             $ 1,219,823
     Inventory                                                          986,426
     Prepaid Expenses                                                    50,000
     Property, plant and equipment                                       29,956
     Account Payable                                                    (65,834)
     Accrued Liabilities                                                (44,484)
     Goodwill                                                         1,983,518
                                                                    -----------

                                                                    $ 4,159,405
                                                                    ===========

                                 S2 GOLF INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       FOR SIX MONTHS ENDED JUNE 30, 2000

                                                                            Nancy Lopez
                                                         S2 Golf Inc.           Golf
                                                           6/30/00            6/30/00          Adjustments               Total
                                                           -------            -------          -----------               -----
                                                        (Unaudited)        (Unaudited)
                                                        -----------        -----------

Net Sales                                               $ 6,792,046        $ 3,153,000                               $ 9,945,046
Cost of Goods Sold                                        4,386,886          1,716,000                                 6,102,886
                                                      ----------------------------------------------------    -------------------
Gross Profit                                              2,405,160          1,437,000                  -              3,842,160
                                                      ----------------------------------------------------    -------------------

Operating Expenses:
   Selling                                                  994,189            865,000                                 1,859,189
   General & Administrative                                 682,016            446,000             99,176  B           1,227,192
                                                      ----------------------------------------------------    -------------------
Total Operating Expenses                                  1,676,205          1,311,000             99,176              3,086,381
Operating Income
                                                      ----------------------------------------------------    -------------------
                                                            728,955            126,000            (99,176)               755,779
                                                      ----------------------------------------------------    -------------------

Other Income (Expense)
   Interest Expense                                         (57,299)                             (197,500) C            (254,799)
   Other                                                        (46)                                                         (46)
                                                      ----------------------------------------------------    -------------------
Other - Net                                                 (57,345)                 -           (197,500)              (254,845)
                                                      ----------------------------------------------------    -------------------

Income Before Income Taxes                                  671,610            126,000           (296,676)               500,934

Provision for Income Taxes                                  268,868                               (68,270) D             200,598
                                                      ----------------------------------------------------    -------------------

Net Income                                              $   402,742        $   126,000         $ (228,406)           $   300,336
                                                      ====================================================    ===================

Earnings per Common Share - Basic                              0.18                                                         0.14
                          - Diluted                            0.18                                                         0.13

Weighted Average Number of Common Shares Outstanding -
                          Basic                           2,220,113                                                    2,220,113
                          Diluted                         2,275,221                                                    2,275,221


      See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                                 S2 GOLF INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            Nancy Lopez
                                                          S2 Golf Inc.          Golf
                                                           12/31/99           09/30/99          Adjustments           Total
                                                           --------           --------          -----------           -----

Net Sales                                               $ 11,003,556       $  3,971,000                             $14,974,556
Cost of Goods Sold                                         7,428,130          2,626,000            150,043  A        10,204,173
                                                   --------------------------------------------------------   ------------------
Gross Profit                                               3,575,426          1,345,000           (150,043)           4,770,383
                                                   --------------------------------------------------------   ------------------

Operating Expenses:
   Selling                                                 1,641,744          1,251,000                               2,892,744
   General & Administrative                                1,302,325          1,153,000            198,352  B         2,653,677
                                                   --------------------------------------------------------   ------------------
Total Operating Expenses                                   2,944,069          2,404,000            198,352            5,546,421
                                                   --------------------------------------------------------   ------------------
Operating Income/(Loss)                                      631,357         (1,059,000)          (348,395)            (776,038)
                                                   --------------------------------------------------------   ------------------

Other Income (Expense)
   Interest Expense                                         (158,892)                             (395,000) C          (553,892)
   Other Income                                                  562                                                        562
                                                   --------------------------------------------------------   ------------------
Other - Net                                                 (158,330)                 -           (395,000)            (553,330)
                                                   --------------------------------------------------------   ------------------

Income/(Loss) Before Income Taxes                            473,027         (1,059,000)          (743,395)          (1,329,368)

Provision (Benefit) for Income Taxes                         166,901                              (720,958) D          (554,057)
                                                   --------------------------------------------------------   ------------------

Net Income/(Loss)                                       $    306,126       $ (1,059,000)         $ (22,437)         $  (775,311)
                                                   ========================================================   ==================

Earnings per Share - Basic                                      0.14                                                      (0.35)
                   - Diluted                                    0.14                                                      (0.35)

Weighted Average Number of Shares Outstanding -
                     Basic                                 2,219,700                                                  2,219,700
                     Diluted                               2,263,876                                                  2,219,700





      See accompanying notes to unaudited pro forma consolidated condensed financial statements.

NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

A. Reflects additional cost of goods sold from the sale of inventory which incurred a step up basis to fair value under purchase accounting.

B. Reflects the Amortization of Goodwill over its estimated useful life of 10 years.

C. Interest expense on debt incurred to acquire Nancy Lopez Golf; A 3 year, $ 900,000 term loan carrying an interest rate of prime plus 1.5% and a Revolving Line of Credit with an interest rate of prime plus .25%. If the interest rates changed by 1/8% there will be an immaterial effect on net income.

D.   Reflects increased tax benefit based on Contribution/(Loss of Nancy Lopez
     Golf) and other adjustments, assuming a tax rate of 40%.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              S2 GOLF INC.

Date:  9/28/00                                /s/ Douglas A. Buffington
                                              -------------------------
                                              By:    Douglas A. Buffington
                                                     President and Chief
                                                     Operating Officer








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